Institutional Class Shares:  SSPLX

Sirius S&P Strategic Large-Cap Allocation Fund A series of the Starboard Investment Trust

SUMMARY PROSPECTUS
August 1, 2019
Before you invest, you may want to review the Sirius S&P Strategic Large-Cap Allocation Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at www.SiriusFunds.com.  You can also get this information at no cost by calling 1-844-GET-SIRIUS (438-7474) or by sending an e-mail request to Info@SiriusFunds.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at https://www.nottinghamco.com/fundpages/Sirius, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-773-3863 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you have previously elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports, prospectuses, and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at https://www.nottinghamco.com/fundpages/Sirius.

INVESTMENT OBJECTIVE
The Fund seeks long term growth and preservation of capital through investment in large cap equity and market index funds. Current income is a secondary investment objective.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.20%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.79%
Interest on Securities Sold Short[1]	0.73%
Acquired Fund Fees and Expenses[2]	0.11%
Total Annual Fund Operating Expenses	3.08%
Fee Waiver and/or Expense Limitation[3]	(0.36%)
Net Annual Fund Operating Expenses	2.72%
1. “Interest and Dividends on Securities Sold Short” reflects interest expense and dividends paid on borrowed securities. Interest expense results from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund or the Adviser. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments.
2. “Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, once available, because the financial statements include only the direct operating expenses incurred by the Fund.
3. The Fund’s investment advisor, Sirius Point Advisors, Inc. (the “Advisor”), has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any 12b-1 fees; (ii) any front-end or contingent deferred loads; (iii) brokerage fees and commissions, (iv) acquired fund fees and expenses; (v) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (vi) borrowing costs (such as interest and dividend expense on securities sold short); (vii) taxes; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.60% of the average daily net assets of the Fund through July 31, 2020. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Example. This example shows you the expenses you may pay over time by investing in the Fund. The example assumes the following conditions:
●	You invest $10,000 in the Fund for the periods shown;
●	You reinvest all dividends and distributions;
●	You redeem (or you hold) all of your shares at the end of those periods;
●	You earn a 5% return each year;
●	The Fund’s operating expenses remain the same; and
●	The Expense Limitation Agreement will remain in effect for only the contractual period of one year.
Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.
1 Year	3 Years	5 Years	10 Years
$275	$917	$1,584	$3,367

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 468.90% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Advisor seeks to achieve the Fund’s investment objectives of growth and preservation of capital by investing primarily in exchange-traded funds (“ETFs”) and secondarily in mutual funds. The Fund is a “fund of funds,” that, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in ETFs and mutual funds that hold securities in the S&P 500 Index and large cap S&P sectors.

The Advisor will vary the Fund’s portfolio composition based upon the Advisor’s assessment of anticipated market direction in an attempt to outperform the S&P 500 Index. The Fund will invest in S&P 500 and large cap S&P sector ETFs and mutual funds, ETFs comprised of various sectors within the S&P 500, and open-end equity mutual funds holding predominately securities in the S&P 500 index. Any open end mutual funds in which the Fund will invest will be limited to no load and institutional class shares. The Advisor may allocate the Fund’s assets among a limited number of ETFs and other investment companies.

The Fund may also short ETFs and may use leverage when investing in traditional un-leveraged ETFs through short-selling. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that  third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller hopes to pay less to buy the security than it received on selling the security. In addition to the use of short sales, the Fund may engage in borrowing through the use of margin when investing in traditional un-leveraged ETFs.

Underlying funds in which the Fund invests may have long or short strategies. Some ETFs that may be used by the Fund have investment strategies that are designed to have a larger volatility than its underlying index, through the use of leverage and hedging strategies within the ETF itself. It is anticipated that the Fund will invest directly in leveraged ETFs to a limited extent under normal market conditions (0-10% of the Fund’s net assets).
During periods of anticipated market growth, the Fund will seek to invest in one or more underlying funds with long strategies. The Fund may use leverage in these positions when investing in un-leveraged ETFs. During periods of anticipated market stagnation or decline, the Fund may purchase one or more underlying funds with short investment strategies that short the S&P 500 Index and large cap S&P sectors or may short S&P 500 and large cap S&P sector ETFs. The Fund may use leverage in these positions when shorting un-leveraged ETFs. A portion of the Fund may be in cash and cash equivalents awaiting investment opportunities. The Advisor may increase the level of cash and cash equivalents and money market funds to preserve capital. Although turnover is anticipated to be low to moderate during less volatile market periods, during anticipated transition periods at market tops or bottoms, the Fund may trade more actively to change the Fund’s portfolio allocation.
The Advisor uses a self-developed process to determine market conditions and to assist in executing the Fund’s investment strategy, and a self-developed screening process to select underlying Funds in which to invest the Fund’s assets.  The processes include technical analysis, market timing analysis, macroeconomic analysis, market timing analysis, relative valuation analysis of sectors within the S&P 500, analysis of asset allocations, anticipated total returns, and risk data.
The Advisor will sell an underlying fund when the Advisor believes it has identified a more attractive investment opportunity or when the Advisor, through its self-developed process, believes a portfolio rebalancing is desirable for the Fund.  Portfolio turnover will not be a limiting factor in making investment decisions.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objectives. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund. Generally, the Fund will be subject to the following principal risks:
Cash Position Risk. The ability of the Fund to meet its objectives may be limited to the extent that it holds assets in cash or otherwise uninvested.
Cybersecurity Risk. As part of its business, the Advisor processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
ETF Risk. The value of a Fund’s investment in ETFs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings.
Fund of Funds Risk. The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including open-end mutual funds, closed-end funds, and exchange-traded funds. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part upon the performance of the investment advisor to each underlying fund, the strategies and instruments used by the underlying funds, and the Advisor's ability to select underlying funds and effectively allocate Fund assets among them.
General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its underlying funds. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Leverage Risk.  The Fund and the underlying funds held by the Fund may utilize leverage.  The use of leverage may exaggerate changes in the Fund’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments may be more volatile (due to amplification of gains and losses resulting from the use of leverage) and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an underlying fund as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  Further, the Fund’s direct use of leverage could also adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund. Borrowing also leads to additional interest expense and other fees that increase the Fund’s expenses.
Long/Short Risk.  There is no guarantee that the returns on the Fund’s long or short, if any, positions will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, the Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.

Portfolio Turnover Risk.  The Advisor will sell underlying funds and other securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Sector Risk.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary; however, the Fund will invest less than 25% of its assets in any one industry or group of industries.
Short Sales Risk. The Fund may short individual ETFs or mutual funds. The underlying funds held by the Fund may sell securities short. A short sale is a transaction in which the Fund or the underlying funds sell a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund or the underlying funds must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund or the underlying funds sold the security.

Tracking Risks.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
PERFORMANCE INFORMATION
The bar chart and tables shown below provide an indication of the risks of investing in the Fund by showing changes in the performance from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://www.ncfunds.com/fundpages/288.htm.
Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 4.39% (quarter ended September 30, 2018), and the Fund’s lowest quarterly return was -11.49% (quarter ended December 31, 2018). The Fund’s year-to-date return as of the most recent quarter ended June 30, 2019, was 5.77%.
Average Annual Total Returns
Periods Ended December 31, 2018 (returns with maximum sales charge)	Past 1 Year	Since Inception*
Sirius S&P Strategic Large-Cap Allocation Fund
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-1.80% -3.65% -0.99%	-0.85% -1.91% -1.27%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	-4.39%	8.34%
*The Fund commenced operations on October 1, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. The Fund’s investment advisor is Sirius Point Advisors, Inc.
Portfolio Manager. The Fund’s portfolio will be managed on a day-to-day basis by the portfolio manager, Constance D. Russello who has served as portfolio manager of the Fund since its inception. Ms. Russello is the founder and President of the Advisor.
PURCHASE AND SALE OF FUND SHARES
You can purchase or redeem Fund shares from the Fund by mail, fasimile, telephone, or bank wire on any business day.  The minimum initial investment is $2,500. The minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.
Redemption orders of Fund shares by mail should be sent to Sirius S&P Strategic Large-Cap Allocation Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.
Redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Fund at 1-844-438-7474 (844-GET-SIRIUS) to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.